CONVERTIBLE
                                PROMISSORY NOTE

ADVANCES PER SCHEDULE A                                            MARCH 31,2002

     FOR VALUE RECEIVED, Med-X Corporation (the "Borrower"), promises to pay to the order of Hank Vanderkam (the "Lender"), at 1301 Travis, #1200, Houston, TX 77002, or elsewhere as the holder hereof may designate in writing, such principal sum as is denoted on Schedule A attached,

     INTEREST.  The  unpaid  balance  of this Note from time to time outstanding
     --------
shall  not  bear  interest.

     PAYMENT  TERM.  The  Principal shall be due and payable upon the earlier of
     -------------
the  following:

  a)   The  company  receives  funding  of  at  least  $100,000  or
  b)   A  change  in  control  of  the  Company's  common  stock,  or
  c) Hank Vanderkam ceases to be the president and sole director of the Borrower

     DEFAULT.  The  occurrence of any of the following events shall constitute a
     -------
Default  hereunder:

     (1) Borrower's failure, refusal or neglect to pay, in full, the Indebtedness as and when the same shall become due and payable, at the due date stipulated herein, and such failure, refusal or neglect continues for a period of fifteen (15) days after written notice to Borrower of such failure, then this Note, together with all other sums owing to Lender shall, if not paid within five (5) days after written demand by Lender to Borrower shall be in default.

     COLLECTION  COSTS.  If  this Note is placed in the hands of an attorney for
     -----------------
collection or if it is collected through any legal or court proceeding, the Borrower agrees to pay all reasonable costs of collection including but not limited to, all court costs and reasonable attorney's fees.

     WAIVER OF NOTICE  AND  CONSENT.  Except  as  otherwise provided herein, the
     -----------------------------
Borrower and all other parties now or hereafter liable for the payment of this Note, whether as endorser, guarantor, surety, or otherwise, severally waiver demand, presentment, notice of dishonor, diligence in collecting, grace, notice of protest, notice of acceleration of maturity hereof, notice of intent to accelerate the maturity hereof, and all such parties consent to all extensions, whether one or more, which from time to time may bo granted by the holder hereof and all partial payments hereon, whether before or after maturity.

     CONVERTIBILITY.  At the option of the Lender, this note may be converted at
     --------------
anytime, in whole or in part, into shares of common stock of the Borrower, at the rate of four hundred (400) shares of common stock for every one ($1.00) dollar of debt.

     ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is
     --------------------
changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.


BORROWER:

MED-X CORPORATION

/s/ HANK VANDERKAM
BY: HANK VANDERKAM
ITS: PRESIDENT

                                   Schedule A

June 30, 2002                             $ 2,500

September 30, 2002                          5,000

December 31, 2002                           7,500

March 31, 2003                             10,000

June 30, 2003                              12,500

September 30, 2003                         15,000

December 31, 2003                          17,500

March 31, 2004                             20,000

June 30, 2004                              22,500

September 30, 2004                         25,000

December 31, 2004                          27,500

March 31, 2005                             30,000

June 30, 2005                              32,500

September 30, 2005                         35,000

December 31, 2005                          37,500

March 31, 2006                             40,000

June 30, 2006                              42,500

September 30, 2006                         45,000

December 31, 2006                          47,500

March 31, 2007                             50,000

June 30, 2007                              52,500